Exhibit 10.1
EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 28, 2019 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A.          Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B.          The Borrower has prepared and delivered to the Administrative Agent and the Lenders the Eighteenth Amendment Budget (as defined in the Credit Agreement as amended hereby).

C.          The Borrower has requested that the Administrative Agent and Lenders make certain modifications to the Credit Agreement.

D.          The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Estoppel, Acknowledgement and Reaffirmation.  The undersigned Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of such Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The undersigned Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the undersigned Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.          Audit Events.

(a)          The Administrative Agent and the Lenders hereby acknowledge and agree that, until the earlier of (x) July 31, 2019 and (y) such time as the Borrower has received a determination from its auditors that the financial statements of the Borrower as delivered prior to the date hereof impacted by the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), or as the same may be restated as deemed necessary by its auditors, can be relied upon, notice of which shall be provided to the Administrative Agent promptly and in any event within one (1) Business Day:

(i)          any representations and warranties as to preparation of financial statements of the Borrower in accordance with GAAP made or deemed to be made by the Loan Parties in connection with the delivery of (x) such financial statements under Sections 6.01(a), 6.01(b), and 6.02(o) of the Credit Agreement or (y) a Request for Credit Extension delivered under Section 4.02(c) of the Credit Agreement, shall be deemed to be qualified in their entirety by reference to and disclosure of the Audit Events, and no such representation or warranty shall be deemed untrue solely as a result of the occurrence of the Audit Events;

(ii)          the delivery of annual financial statements for Borrower’s fiscal years ended June 30, 2017 and 2018 that are not audited and not accompanied by a report and opinion of an independent certified public accountant shall not, in and of itself, constitute a failure to satisfy the requirements set forth in Section 6.01(a) of the Credit Agreement; and

(iii)          the existence of the Audit Events shall not, in and of itself, constitute a failure to satisfy the condition precedent set forth in Section 4.02(a) of the Credit Agreement.

(b)          Prior to July 31, 2019, the Loan Parties shall not make any Investment pursuant to Section 7.02(e) or (f) of the Credit Agreement, except for the following in an aggregate amount not to exceed $4,000,000 at any one time outstanding: (i) payroll, settlement, and similar advances to employees, drivers (including independent contractors), consultants or other service providers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes; (ii) reasonable and customary advances of relocation expenses to employees and repair expense to independent contractors in the ordinary course of business; and (iii) advances to the Borrower’s Mexican Subsidiaries in the ordinary course of business based on accounts receivable generated by such Subsidiaries not to exceed $750,000 at any one time outstanding.

4.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:
“L/C Expiration Date” means October 31, 2020.

“Maturity Date” means July 31, 2019.

“Maximum Borrowing Amount” means $94,000,000, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed $96,000,000 with the written consent of the Required Lenders.

“Maximum Outstanding Amount” means $122,869,000, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed $124,869,000 with the written consent of the Required Lenders.

(b)          Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Eighteenth Amendment Budget” means the detailed weekly budget for the Loan Parties prepared by the Borrower and delivered to the Administrative Agent prior to the Eighteenth Amendment Effective Date, as the same may be amended or otherwise modified from time to time with the consent of the Required Lenders.
“Eighteenth Amendment Effective Date” means June 28, 2019.
(c)          Section 2.09(e) of the Credit Agreement is hereby amended by replacing the proviso at the end of such section with the following proviso:
provided, that the monthly commitment fees that would otherwise be due and payable on March 1, 2019, April 1, 2019, May 1, 2019, June 1, 2019 and July 1, 2019 shall be due and payable upon the earliest to occur of (i) any Event of Default, (ii) repayment in full of all other Obligations under the Credit Agreement and (iii) the Maturity Date.
(d)          Section 6.02(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(k)          prior to 4:00 pm Eastern time on the third Business Day of each calendar week, (1) a report reconciling actual cash flows for the Borrower and its Subsidiaries for the preceding calendar week with (i) the previously-delivered weekly forecast and (ii) the Seventeenth Amendment Budget or Eighteenth Amendment Budget, as applicable; (2) a report reconciling actual cash flows for the Borrower and its Subsidiaries for the period from the Seventeenth Amendment Effective Date through the end of the previous calendar week with the amounts forecasted in the Seventeenth Amendment Budget and Eighteenth Amendment Budget; and (3) a report listing (i) all Vehicles, excluding Lien Prohibited Vehicles, for which Lien Vehicle Documentation has not been delivered to the Administrative Agent’s designee as of the end of the preceding calendar week and (ii) all Vehicles for which Lien Vehicle Documentation has been delivered to the Administrative Agent’s designee during the preceding calendar week for the purpose of satisfying the requirements of Section 6.17;
(e)          Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:
Until all Obligations have been repaid in full and all Commitments have been terminated, the Loan Parties shall use the proceeds of the Credit Extensions and the Collateral to pay only the categories of expenses of the Loan Parties, and to issue only the Letters of Credit, in each case, as set forth in the Eighteenth Amendment Budget; provided that the foregoing shall not be construed as limiting the Loan Parties’ right, subject to the other applicable terms and conditions of the Loan Documents, to pay items not included in the Eighteenth Amendment Budget from any sources other than Credit Extensions made by the Lenders or the proceeds of the Collateral.
(f)          Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.12          Compliance with Seventeenth Amendment Budget and Eighteenth Amendment Budget.

(a)          Not permit total cash disbursements of the Loan Parties (excluding disbursements (i) to the purchaser of Disposition B assets in an amount not to exceed receipts from customers of the Disposition B business for services provided by the Disposition B business; (ii) to providers of equipment lease financing in respect of full or partial “lease buyouts” corresponding to, and in an amount not to exceed, the Net Cash Proceeds received by the applicable Loan Party in connection with the Disposition of the financed equipment; (iii) made by Mexican Loan Parties or Canadian Loan Parties in the ordinary course of business consistent with disbursements of such parties prior to the Seventeenth Amendment Effective Date; and (iv) for fees and costs of the Agent Financial Advisor and counsels to the Administrative Agent and Lenders) determined as of the end of any calendar week, commencing with the calendar week ending June 7, 2019, to exceed the projected amounts in the Seventeenth Amendment Budget by (x) more than 5% with respect to any Seventeenth Amendment Budget line item for professional fee disbursements for the period from the Seventeenth Amendment Effective Date through the end of such calendar week or (y) more than 10% with respect to total disbursements for such week; provided that, for purposes of this clause (y) only, any amount budgeted to be disbursed but not actually disbursed during any week can be carried forward to the following week as budgeted disbursement for such week.

(b)          Not permit total cash disbursements of the Loan Parties (excluding disbursements (i) to the purchaser of Disposition B assets in an amount not to exceed receipts from customers of the Disposition B business for services provided by the Disposition B business; (ii) to providers of equipment lease financing in respect of full or partial “lease buyouts” corresponding to, and in an amount not to exceed, the Net Cash Proceeds received by the applicable Loan Party in connection with the Disposition of the financed equipment; (iii) made by Mexican Loan Parties or Canadian Loan Parties in the ordinary course of business consistent with disbursements of such parties prior to the Eighteenth Amendment Effective Date; and (iv) for fees and costs of the Agent Financial Advisor and counsels to the Administrative Agent and Lenders) determined as of the end of any calendar week, commencing with the calendar week ending July 5, 2019, to exceed the projected amounts in the Eighteenth Amendment Budget by (x) more than 5% with respect to any Eighteenth Amendment Budget line item for professional fee disbursements for the period from the Eighteenth Amendment Effective Date through the end of such calendar week or (y) more than 10% with respect to total disbursements for such week; provided that, for purposes of this clause (y) only, any amount budgeted to be disbursed but not actually disbursed during any week can be carried forward to the following week as budgeted disbursement for such week.

5.          Deferral of Twelfth Amendment Fee Payments.  The payments in respect of the Twelfth Amendment Fee that were originally due and payable under Section 5 of the Twelfth Amendment on April 1, 2019, May 1, 2019 and June 3, 2019 shall be due and payable upon the earliest to occur of (i) any Event of Default, (ii) repayment in full of all other Obligations under the Credit Agreement and (iii) the Maturity Date (as amended hereby).

6.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent with the consent of the Lenders) of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors (excluding the Mexican Loan Parties), each Lender and the Administrative Agent;

(b)          receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower attaching a copy of the Eighteenth Amendment Budget in form, detail and substance acceptable to the Lenders;

(c)          receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof; and

(d)          receipt by the Administrative Agent of a certificate of each Loan Party (excluding the Mexican Loan Parties) dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), and (2) no Default exists after giving effect to this Amendment.

7.          Payment of Fees and Expenses.  Without limiting the Loan Parties’ obligations under Section 11.04 of the Credit Agreement, the Borrower shall, promptly, and in any event within 5 Business Days of demand therefor, reimburse (i) the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of US, Mexican and Canadian counsel to the Administrative Agent and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and (ii) each Lender for all reasonable out-of-pocket travel expenses of, and fees and expenses of counsel to, such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

8.          Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the undersigned Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the undersigned Loan Parties may have or claim to have against any entity or other Person within the Lender Group.

9.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

10.          Representations and Warranties; No Default.  Each undersigned Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the date hereof reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each undersigned Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

11.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.  This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

12.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

13.          Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
14.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Eighteenth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
EIGHTEENTH AMENDMENT

GUARANTORS:	HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
EIGHTEENTH AMENDMENT

GUARANTORS:	TAYLOR EXPRESS, INC.

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

VORBAS, LLC

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Chief Financial Officer

CELADON GROUP, INC.
EIGHTEENTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Thomas J Zak
	Name:	Thomas J Zak
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ Chelsea Brophy
	Name:	Chelsea Brophy
	Title:	Associate

CELADON GROUP, INC.
EIGHTEENTH AMENDMENT

Back to Form 8-K